Putnam
New
Opportunities
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-04

[GRAPHIC OMITTED: FRENCH HORN]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leaders and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. With these new Trustees in place, we also announce the retirement of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management teams discuss performance, strategy, and their outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

February 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended December 31, 2004, Putnam New Opportunities Fund's class A shares returned 6.60% without sales charges and 1.00% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 3000 Growth Index, returned 3.86%.

 * The average return for the fund's Lipper category, Multi-Cap Growth Funds, was 6.62%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that, for the six months ended December 31, 2004, your fund's return at NAV (net asset value, without sales charges) was ahead of that of its benchmark, the Russell 3000 Growth Index. It was also in line with the average for funds in its Lipper peer group. Our stock selection in the financial, technology, and consumer cyclical sectors contributed positively to your fund's performance. Holdings in the basic materials sector -- which represents a small portion of the fund's assets -- detracted modestly from returns. Throughout the period, the fund continued to benefit from our bottom-up approach to stock selection. Rather than trying to forecast broad market trends, we select stocks based on each company's valuation, quality, and growth characteristics.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 12/31/04
--------------------------------------------------
Class A
(inception 8/31/90)            NAV           POP
--------------------------------------------------
6 months                      6.60%         1.00%
--------------------------------------------------
1 year                       10.13          4.35
--------------------------------------------------
5 years                     -47.67        -50.42
Annual average              -12.15        -13.09
--------------------------------------------------
10 years                    119.39        107.86
Annual average                8.17          7.59
--------------------------------------------------
Annual average
(life of fund)               14.55         14.13
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. Had expenses not been limited, returns would have been lower. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.


Market overview

During the first six months of your fund's fiscal year, the stock market posted gains, although investors were distracted by a number of concerns. On the one hand, the backdrop for stocks was generally favorable: the economy continued to expand, job creation was uneven but improving, and corporate profits were generally solid. However, these positive trends were offset by worries over rising interest rates, soaring energy prices, and uncertainty over the outcome of U.S. elections. After rallying in response to favorable economic data in the spring, stocks fell sharply from July to mid-August, responding to a series of interest-rate increases by the Federal Reserve Board, the dramatic rise in oil prices, and a series of destabilizing events in Iraq. The semiannual period ended on a bright note, as stocks posted strong gains in November and December. Investors responded positively to lower oil prices and the completion of the presidential election, and appeared to focus on reports of sustained economic expansion and strong corporate earnings. For the second consecutive calendar year, major stock market indexes posted gains -- the first back-to-back yearly gain for stocks since 1999.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 12/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 3000 Growth Index (large-company growth stocks)                 3.86%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      7.19%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                 11.08%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 15.00%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.18%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.61%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 12.06%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 12/31/04.
-------------------------------------------------------------------------------

Strategy overview

A new management team was put in place during the first half of the fund's fiscal year. Your fund has two new Portfolio Leaders and is now managed by the Putnam Mid-Cap Growth Team and the Putnam Small and Emerging Growth Team. These changes are designed to more effectively focus the investment team's resources and make the fund's investment process more efficient -- with the ultimate goal of improving fund performance over time.

Drawing on the expertise of a dedicated team of stock analysts, we began to streamline the portfolio during the period. Our goal is to invest in a smaller number of stocks in order to better focus our research and analysis on what we consider the most attractive investment opportunities in the growth-stock universe. Through a systematic investment process, we develop computer models to test companies on a number of variables -- particularly their quality, growth potential, and valuations. Once a stock is selected for the fund's portfolio, it is regularly assessed to ensure that it continues to meet our criteria. Using this disciplined, company-by-company approach, we pared the fund's holdings down from more than 240 stocks to approximately 185 at the close of the period.

It is also important to note that your fund has a new benchmark, the Russell 3000 Growth Index. This index, which includes companies of all sizes, is a better reflection of the fund's holdings than its former benchmark, the Russell Midcap Growth Index, which measures the performance of a more narrowly focused group of mid-cap stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]


TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 6/30/04      as of 12/31/04

Software                      9.5%              11.4%

Retail                       12.4%               8.6%

Medical technology            5.7%               8.5%

Pharmaceuticals               4.7%               8.0%

Consumer goods                1.3%               5.1%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Among the stocks that made a positive contribution to performance during the semiannual period was Adobe Systems, a computer software company. Adobe's strong revenue growth in 2004 was due in large part to the growing popularity of its products among consumers and creative arts professionals. Its most successful products include Adobe Acrobat[R] for creating PDF files and Adobe Photoshop for editing digital photographs. In addition to its growth potential, we selected Adobe for its quality -- it is a fundamentally strong company that generates a lot of free cash flow.

Another company with strong free cash flow and double-digit growth was Network Appliance. This company is the leading supplier in one of the market's fastest-growing areas, file storage systems. Despite a weak environment for information technology, Network Appliance sales grew 40% in 2004. Its WAFL -- Write Anywhere File Layout -- file system design was introduced in 1995 and today is the dominant operating system in the file server market.

Also helping your fund's returns during the period was the stock of American Eagle Outfitters, a retailer of casual clothing for 15- to 25-year-olds. After sluggish earnings in 2003, American Eagle made several improvements to its product line in order to appeal to its target customers. In 2004, the company's sales grew 30% -- at a time when overall retail sales were weak as consumers worried about job losses and rising energy prices. We chose this stock because of its growth potential as well as its valuation, which we found to be attractive in the wake of the company's struggling sales prior to 2004.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 12/31/04)

 1 Microsoft Corp. (3.4%)
   Software

 2 Johnson & Johnson (3.3%)
   Pharmaceuticals

 3 Cisco Systems, Inc. (2.5%)
   Communications equipment

 4 Proctor & Gamble Co. (The) (2.3%)
   Consumer goods

 5 Adobe Systems, Inc. (1.8%)
   Software

 6 Home Depot, Inc. (The) (1.7%)
   Retail

 7 UnitedHealth Group, Inc. (1.6%)
   Health-care services

 8 Capital One Financial Corp. (1.5%)
   Consumer finance

 9 Citrix Systems, Inc. (1.4%)
   Software

10 Gillette Co. (The) (1.3%)
   Consumer goods

Footnote reads:
The fund's holdings will change over time.

Another portfolio highlight for the semiannual period was Harman
International Industries, which makes audio, video, and electronic systems for cars, homes, and computer applications. Harman delivered strong growth in 2004, and has been particularly successful with products such as navigational systems and DVDs for high-end automobiles.

Among the retailers that struggled during the semiannual period was fund holding Advance Auto Parts. The stock of this auto-parts chain, which we sold from the fund's portfolio by the close of the period, declined due to lower-than-expected sales growth. We believe growth in this industry will remain weak because there are currently too many companies competing in this market segment. Fund holding Coca Cola Enterprises also performed poorly as consumer preferences shifted to water and other non-carbonated beverages. Earnings for the company, which is the distributor for Coca Cola products, were disappointing and the stock declined. By the close of the period, we had sold Coca Cola Enterprises from the portfolio. We reduced the fund's position in Mylan Laboratories, a pharmaceutical company that manufactures both brand-name and generic drugs. Mylan stock suffered as FDA approval was delayed for some of the company's drugs. The company announced plans to acquire King Pharmaceuticals, which also caused the stock to decline. Another portfolio disappointment for the period was semiconductor company Intersil Corporation. Intersil produces chips for devices such as CD and DVD drives for computers, and has faced fierce price competition from Taiwanese manufacturers. During the period, we sold Intersil from the fund's portfolio, due in part to our concerns about excess inventory across the industry for the types of chips the company produces.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about the general themes at work in the market do influence our decisions.

As we enter the second half of your fund's fiscal year, we believe an environment of modest economic growth coupled with low inflation is likely to persist. In addition, stock returns may be modest. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney and Paul Marrkand are the Portfolio Leaders, and Richard Weed is a Portfolio Member of your fund. The Portfolio Leaders and Portfolio Member coordinate the teams' management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leaders and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended December 31.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Kevin Divney        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------
Paul Marrkand       2004                                                    *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------
Richard Weed        2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 12/31/03.


Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Divney is also a Portfolio Leader of Putnam Vista Fund.

Paul Marrkand is also a Portfolio Leader of Putnam Vista Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund, Putnam OTC & Emerging Growth Fund, and Putnam Small Cap Growth Fund.

Kevin Divney, Paul Marrkand, and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended December 31, 2004, your fund's management teams shifted from the Putnam Large-Cap Growth and Specialty Growth teams to the Mid-Cap Growth and Small and Emerging Growth teams. Consequently, Portfolio Member Brian O'Toole of the Putnam Large-Cap Growth Team is no longer a member of your fund's management teams. In addition, Portfolio Leader Dan Miller and Portfolio Member Kevin Doerr left your fund's management teams. Kevin Divney and Paul Marrkand, furthermore, became Portfolio Leaders and Richard Weed became a Portfolio Member of your fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2004      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2003      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2004      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2003                                         *
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2004                                                     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2004                            *
--------------------------------------------------------------------------------------------------
President and CEO                   2003      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2004                            *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2004      *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2004                *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2004                                                     *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2003      *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                  2004                                                     *
--------------------------------------------------------------------------------------------------
Head of Investments                 2003      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2004      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended December 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04
---------------------------------------------------------------------------------------------------------------------------
                                Class A               Class B               Class C               Class M         Class R
(inception dates)              (8/31/90)              (3/1/93)             (7/26/99)             (12/1/94)       (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   6.60%      1.00%      6.17%      1.17%      6.19%      5.19%      6.33%      2.60%      6.46%
---------------------------------------------------------------------------------------------------------------------------
1 year                    10.13       4.35       9.29       4.29       9.28       8.28       9.57       5.72       9.85
---------------------------------------------------------------------------------------------------------------------------
5 years                  -47.67     -50.42     -49.53     -50.40     -49.60     -49.60     -48.96     -50.76     -48.28
Annual average           -12.15     -13.09     -12.78     -13.09     -12.81     -12.81     -12.59     -13.21     -12.35
---------------------------------------------------------------------------------------------------------------------------
10 years                 119.39     107.86     104.12     104.12     103.57     103.57     108.64     101.31     114.16
Annual average             8.17       7.59       7.40       7.40       7.37       7.37       7.63       7.25       7.91
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            14.55      14.13      13.71      13.71      13.70      13.70      13.96      13.67      14.28
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

------------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/04
------------------------------------------------------------------------------------
                                                                       Lipper
                                                                      Multi-Cap
                           Russell Midcap        Russell 3000        Growth Funds
                            Growth Index         Growth Index*    category average+
------------------------------------------------------------------------------------
6 months                         9.01%               3.86%               6.62%
------------------------------------------------------------------------------------
1 year                          15.48                6.93               10.71
------------------------------------------------------------------------------------
5 years                        -15.69              -37.15              -28.64
Annual average                  -3.36               -8.87               -7.51
------------------------------------------------------------------------------------
10 years                       189.95              143.34              183.57
Annual average                  11.23                9.30               10.42
------------------------------------------------------------------------------------
Annual average
(life of fund)                  12.39               10.19               11.94
------------------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Putnam Management has recently undertaken a review of the fund's benchmarks. This index replaces the Russell Midcap Growth Index as the primary performance benchmark for this fund because, in Putnam
   Management's opinion, the securities tracked by this index more accurately reflect the types of securities generally held by the fund.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 12/31/04, there were 429, 418, 223, and 74 funds, respectively, in this Lipper category.



---------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 12/31/04
---------------------------------------------------------------------------------------------
                     Class A         Class B         Class C          Class M         Class R
---------------------------------------------------------------------------------------------
Share value:     NAV         POP      NAV             NAV         NAV         POP       NAV
---------------------------------------------------------------------------------------------
6/30/04         $38.96      $41.12    $35.34         $37.49      $36.83      $38.17    $38.85
---------------------------------------------------------------------------------------------
12/31/04         41.53       43.83     37.52          39.81       39.16       40.58     41.36
---------------------------------------------------------------------------------------------

* The fund made no distributions during the period.



Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from July 1, 2004, to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 12/31/04
-----------------------------------------------------------------------------------------
                                Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.94       $9.82       $9.82       $8.53       $7.23
-----------------------------------------------------------------------------------------
Ending value (after expenses) $1,066.00   $1,061.70   $1,061.90   $1,063.30   $1,064.60
-----------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2004, use the calculation method below. To find the value of your investment on July 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 07/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                                Expenses paid            expenses
investment on 7/1/04  [DIV]    $1,000   X    per $1,000             = paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $5.94 (see table above)  = $59.40
------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
12/31/04
-----------------------------------------------------------------------------------------------------
                                Class A        Class B        Class C        Class M        Class R
-----------------------------------------------------------------------------------------------------
Expenses paid per $1,000*         $5.80          $9.60          $9.60          $8.34          $7.07
-----------------------------------------------------------------------------------------------------
Ending value (after expenses) $1,019.46      $1,015.68      $1,015.68      $1,016.94      $1,018.20
-----------------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


---------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
---------------------------------------------------------------------------------------
                             Class A     Class B     Class C     Class M     Class R
---------------------------------------------------------------------------------------
Your fund's annualized
expense ratio                   1.14%       1.89%       1.89%       1.64%       1.39%
---------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+    1.57%       2.32%       2.32%       2.07%       1.82%
---------------------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

-----------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------
                          2004    2003    2002    2001    2000
-----------------------------------------------------------------------
Putnam New
Opportunities Fund         61%     42%     77%     68%     53%
-----------------------------------------------------------------------
Lipper Multi-Cap Growth
Funds category average    170%    158%    159%    186%    145%
-----------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on June 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       6.33

U.S. stock
fund average           3.36

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 3000 Growth Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
December 31, 2004 (Unaudited)

Common stocks (99.6%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------
       172,100 Omnicom Group, Inc.                                  $14,511,472

Aerospace and Defense (2.4%)
-------------------------------------------------------------------------------
       963,200 Raytheon Co.                                          37,401,056
       533,100 Rockwell Collins, Inc.                                21,025,464
     1,465,800 United Defense Industries, Inc.
               (NON)                                                 69,259,050
       372,800 United Technologies Corp.                             38,528,880
                                                                 --------------
                                                                    166,214,450

Automotive (0.2%)
-------------------------------------------------------------------------------
       442,700 Copart, Inc. (NON)                                    11,651,864

Banking (1.9%)
-------------------------------------------------------------------------------
       405,500 Doral Financial Corp.                                 19,970,875
       190,600 TCF Financial Corp.                                    6,125,884
       261,900 UnionBanCal Corp.                                     16,887,312
       533,154 W Holding Co., Inc.                                   12,230,553
       750,900 Wells Fargo & Co.                                     46,668,435
       467,500 Zions Bancorp.                                        31,804,025
                                                                 --------------
                                                                    133,687,084

Beverage (0.3%)
-------------------------------------------------------------------------------
       746,300 Pepsi Bottling Group, Inc. (The)                      20,179,952

Biotechnology (1.1%)
-------------------------------------------------------------------------------
       196,700 Amylin Pharmaceuticals, Inc. (NON)                     4,594,912
       857,300 Celgene Corp. (NON)                                   22,744,169
       896,400 Genzyme Corp. (NON)                                   52,053,948
                                                                 --------------
                                                                     79,393,029

Broadcasting (0.6%)
-------------------------------------------------------------------------------
     1,021,200 XM Satellite Radio Holdings, Inc.
               Class A (NON)                                         38,417,544

Building Materials (0.3%)
-------------------------------------------------------------------------------
       515,800 Sherwin Williams Co.                                  23,020,154

Coal (0.4%)
-------------------------------------------------------------------------------
       592,029 CONSOL Energy, Inc.                                   24,302,790

Commercial and Consumer Services (1.3%)
-------------------------------------------------------------------------------
       398,865 CDW Corp.                                             26,464,693
       748,800 Corporate Executive Board Co. (The)                   50,124,672
       394,900 Yahoo!, Inc. (NON)                                    14,879,832
                                                                 --------------
                                                                     91,469,197

Communications Equipment (4.4%)
-------------------------------------------------------------------------------
     9,225,800 Cisco Systems, Inc. (NON)                            178,057,940
     1,155,700 Harris Corp.                                          71,410,703
       258,800 Juniper Networks, Inc. (NON)                           7,036,772
       991,500 Scientific-Atlanta, Inc.                              32,729,415
     2,315,700 Tellabs, Inc. (NON)                                   19,891,863
                                                                 --------------
                                                                    309,126,693

Computers (3.6%)
-------------------------------------------------------------------------------
       425,100 Anixter International, Inc.                           15,299,349
     1,590,800 Dell, Inc. (NON)                                      67,036,312
       769,560 Lexmark International, Inc. (NON)                     65,412,600
       224,900 Micros Systems, Inc. (NON)                            17,555,694
       336,500 NCR Corp. (NON)                                       23,295,895
     2,011,300 Network Appliance, Inc. (NON)                         66,815,386
                                                                 --------------
                                                                    255,415,236

Conglomerates (1.8%)
-------------------------------------------------------------------------------
       374,300 Danaher Corp.                                         21,488,563
       458,000 Harman International Industries,
               Inc.                                                  58,166,000
       413,000 ITT Industries, Inc.                                  34,877,850
       211,100 Textron, Inc.                                         15,579,180
                                                                 --------------
                                                                    130,111,593

Consumer Cyclicals (1.0%)
-------------------------------------------------------------------------------
       833,100 Black & Decker Manufacturing Co.                      73,587,723

Consumer Finance (2.4%)
-------------------------------------------------------------------------------
     1,292,800 Capital One Financial Corp.                          108,866,688
       704,300 Countrywide Financial Corp.                           26,066,143
     2,171,300 Providian Financial Corp. (NON)                       35,761,311
                                                                 --------------
                                                                    170,694,142

Consumer Goods (5.1%)
-------------------------------------------------------------------------------
       862,100 Energizer Holdings, Inc. (NON)                        42,837,749
       287,600 Fortune Brands, Inc.                                  22,196,968
     2,047,700 Gillette Co. (The)                                    91,696,006
     1,075,700 Newell Rubbermaid, Inc.                               26,021,183
     2,905,800 Procter & Gamble Co. (The)                           160,051,464
       506,600 Yankee Candle Co., Inc. (The) (NON)                   16,808,988
                                                                 --------------
                                                                    359,612,358

Consumer Services (1.6%)
-------------------------------------------------------------------------------
     1,248,200 Alliance Data Systems Corp. (NON)                     59,264,536
       795,400 Getty Images, Inc. (NON)                              54,763,290
                                                                 --------------
                                                                    114,027,826

Containers (0.3%)
-------------------------------------------------------------------------------
       530,800 Ball Corp.                                            23,344,584

Distributors (0.2%)
-------------------------------------------------------------------------------
       510,400 Hughes Supply, Inc.                                   16,511,440

Electronics (5.0%)
-------------------------------------------------------------------------------
       842,500 Arrow Electronics, Inc. (NON)                         20,472,750
     4,579,300 Atmel Corp. (NON)                                     17,950,856
     2,318,000 Cypress Semiconductor Corp. (NON)                     27,190,140
     1,499,700 Intel Corp.                                           35,077,983
       427,000 International Rectifier Corp. (NON)                   19,031,390
     2,061,700 Linear Technology Corp.                               79,911,492
       859,100 Microchip Technology, Inc.                            22,903,606
     1,960,500 Motorola, Inc.                                        33,720,600
     1,226,000 National Semiconductor Corp.                          22,006,700
       758,600 PerkinElmer, Inc.                                     17,060,914
       557,900 SanDisk Corp. (NON)                                   13,930,763
     1,491,200 Storage Technology Corp. (NON)                        47,136,832
                                                                 --------------
                                                                    356,394,026

Energy (0.8%)
-------------------------------------------------------------------------------
       478,600 BJ Services Co.                                       22,274,044
       219,500 Cooper Cameron Corp. (NON)                            11,811,295
     1,495,700 Superior Energy Services (NON)                        23,048,737
                                                                 --------------
                                                                     57,134,076

Entertainment (0.4%)
-------------------------------------------------------------------------------
       300,600 Pixar, Inc. (NON)                                     25,734,366

Financial (2.3%)
-------------------------------------------------------------------------------
       233,100 Chicago Mercantile Exchange                           53,309,970
       416,000 Fannie Mae                                            29,623,360
       922,400 Moody's Corp.                                         80,110,440
                                                                 --------------
                                                                    163,043,770

Food (0.2%)
-------------------------------------------------------------------------------
       570,600 7-Eleven, Inc. (NON)                                  13,665,870

Gaming & Lottery (1.3%)
-------------------------------------------------------------------------------
       303,300 Ameristar Casinos, Inc.                               13,075,263
     1,407,400 GTECH Holdings Corp.                                  36,522,030
       655,100 Harrah's Entertainment, Inc.                          43,819,639
                                                                 --------------
                                                                     93,416,932

Health Care Services (4.9%)
-------------------------------------------------------------------------------
       439,300 AmerisourceBergen Corp.                               25,778,124
       321,500 Community Health Systems, Inc. (NON)                   8,963,420
       848,190 Coventry Health Care, Inc. (NON)                      45,021,925
       267,100 Laboratory Corp. of America Holdings
               (NON)                                                 13,306,922
       708,200 McKesson Corp.                                        22,279,972
       241,100 PacifiCare Health Systems, Inc.
               (NON)                                                 13,626,972
     1,246,500 UnitedHealth Group, Inc.                             109,729,395
     1,623,300 VCA Antech, Inc. (NON)                                31,816,680
       417,500 WellChoice, Inc. (NON)                                22,294,500
       435,900 WellPoint, Inc. (NON)                                 50,128,500
                                                                 --------------
                                                                    342,946,410

Homebuilding (1.8%)
-------------------------------------------------------------------------------
       183,200 KB Home                                               19,126,080
       284,400 M.D.C. Holdings, Inc.                                 24,583,536
       104,900 NVR, Inc. (NON)                                       80,710,060
                                                                 --------------
                                                                    124,419,676

Insurance (1.8%)
-------------------------------------------------------------------------------
       734,500 Everest Re Group, Ltd. (Bermuda)                      65,781,820
       746,700 W.R. Berkley Corp.                                    35,221,839
       541,800 Willis Group Holdings, Ltd. (United
               Kingdom)                                              22,305,906
                                                                 --------------
                                                                    123,309,565

Investment Banking/Brokerage (1.1%)
-------------------------------------------------------------------------------
       417,400 Bear Stearns Cos., Inc. (The)                         42,704,194
     1,411,200 E(a)Trade Group, Inc. (NON)                           21,097,440
       299,800 Eaton Vance Corp.                                     15,634,570
                                                                 --------------
                                                                     79,436,204

Leisure (1.5%)
-------------------------------------------------------------------------------
       529,600 Brunswick Corp.                                       26,215,200
       258,700 Harley-Davidson, Inc.                                 15,716,025
       955,400 Polaris Industries, Inc.                              64,986,308
                                                                 --------------
                                                                    106,917,533

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------
       698,600 Hilton Hotels Corp.                                   15,886,164

Machinery (0.6%)
-------------------------------------------------------------------------------
       952,800 Terex Corp. (NON)                                     45,400,920

Manufacturing (0.3%)
-------------------------------------------------------------------------------
       433,000 Mettler-Toledo International, Inc.
               (Switzerland) (NON)                                   22,217,230

Medical Technology (8.5%)
-------------------------------------------------------------------------------
       526,400 Bausch & Lomb, Inc.                                   33,931,744
       565,800 Becton, Dickinson and Co.                             32,137,440
     1,194,100 Biomet, Inc.                                          51,811,999
     1,204,300 C.R. Bard, Inc.                                       77,051,114
       705,300 Charles River Laboratories
               International, Inc. (NON)                             32,450,853
       538,500 Dade Behring Holdings, Inc. (NON)                     30,156,000
       362,642 Gen-Probe, Inc. (NON)                                 16,395,045
       579,900 Haemonetics Corp. (NON)                               20,998,179
       739,200 Kinetic Concepts, Inc. (NON)                          56,400,960
       326,500 Medtronic, Inc.                                       16,217,255
       895,200 Respironics, Inc. (NON)                               48,663,072
     2,021,200 St. Jude Medical, Inc. (NON)                          84,748,916
       320,400 Sybron Dental Specialties, Inc.
               (NON)                                                 11,335,752
     1,608,700 Varian Medical Systems, Inc. (NON)                    69,560,188
       451,500 Waters Corp. (NON)                                    21,125,685
                                                                 --------------
                                                                    602,984,202

Metals (0.5%)
-------------------------------------------------------------------------------
     1,715,700 AK Steel Holding Corp. (NON)                          24,826,179
       325,500 Steel Dynamics, Inc.                                  12,329,940
                                                                 --------------
                                                                     37,156,119

Oil & Gas (2.4%)
-------------------------------------------------------------------------------
       257,400 Amerada Hess Corp.                                    21,204,612
       934,300 Burlington Resources, Inc.                            40,642,050
       268,600 Noble Energy, Inc.                                    16,561,876
       548,800 Oil States International, Inc. (NON)                  10,586,352
       422,300 Pogo Producing Co.                                    20,477,327
       321,100 Southwestern Energy Co. (NON)                         16,276,559
       406,800 Sunoco, Inc.                                          33,239,628
       325,300 Tesoro Petroleum Corp. (NON)                          10,364,058
                                                                 --------------
                                                                    169,352,462

Pharmaceuticals (8.0%)
-------------------------------------------------------------------------------
     1,023,800 Abbott Laboratories                                   47,760,270
       138,600 Allergan, Inc.                                        11,236,302
     1,223,850 Barr Pharmaceuticals, Inc. (NON)                      55,734,129
     1,105,000 Caremark Rx, Inc. (NON)                               43,570,150
     1,147,100 Cephalon, Inc. (NON)                                  58,364,448
     3,682,700 Johnson & Johnson                                    233,556,834
       434,600 Medicis Pharmaceutical Corp. Class A                  15,258,806
       958,300 Mylan Laboratories, Inc.                              16,942,744
     3,206,200 Pfizer, Inc.                                          86,214,718
                                                                 --------------
                                                                    568,638,401

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------
       655,100 Xerox Corp. (NON)                                     11,143,251

Real Estate (0.4%)
-------------------------------------------------------------------------------
       440,000 Ryland Group, Inc. (The)                              25,317,600

Restaurants (0.2%)
-------------------------------------------------------------------------------
       415,800 CEC Entertainment, Inc. (NON)                         16,619,526

Retail (8.6%)
-------------------------------------------------------------------------------
       564,000 Abercrombie & Fitch Co. Class A                       26,479,800
       793,900 Aeropostale, Inc. (NON)                               23,364,477
     1,111,600 American Eagle Outfitters, Inc.                       52,356,360
       657,520 Barnes & Noble, Inc. (NON)                            21,218,170
       603,202 Best Buy Co., Inc.                                    35,842,203
       752,200 Borders Group, Inc.                                   19,105,880
       632,200 Claire's Stores, Inc.                                 13,434,250
       965,800 Coach, Inc. (NON)                                     54,471,120
       828,100 Costco Wholesale Corp.                                40,088,321
       196,700 Fossil, Inc. (NON)                                     5,043,388
     2,777,800 Home Depot, Inc. (The)                               118,723,172
     1,096,300 Limited Brands, Inc.                                  25,236,826
     1,158,800 Michaels Stores, Inc.                                 34,729,236
     1,170,765 PETCO Animal Supplies, Inc. (NON)                     46,221,802
       537,500 Regis Corp.                                           24,805,625
     1,966,700 Staples, Inc.                                         66,297,457
                                                                 --------------
                                                                    607,418,087

Schools (1.4%)
-------------------------------------------------------------------------------
       816,900 Apollo Group, Inc. Class A (NON)                      65,931,999
       772,259 Career Education Corp. (NON)                          30,890,360
                                                                 --------------
                                                                     96,822,359

Semiconductor (0.4%)
-------------------------------------------------------------------------------
       969,100 Lam Research Corp. (NON)                              28,016,681

Shipping (1.2%)
-------------------------------------------------------------------------------
        76,800 FedEx Corp.                                            7,564,032
     1,411,000 J. B. Hunt Transport Services, Inc.                   63,283,350
       235,400 Ryder System, Inc.                                    11,245,058
                                                                 --------------
                                                                     82,092,440

Software (11.4%)
-------------------------------------------------------------------------------
     1,987,600 Adobe Systems, Inc.                                  124,702,024
       833,400 Amdocs, Ltd. (Guernsey) (NON)                         21,876,750
     1,792,600 Autodesk, Inc.                                        68,029,170
     4,055,500 BMC Software, Inc. (NON)                              75,432,300
     3,918,700 Citrix Systems, Inc. (NON)                            96,125,711
       587,400 Cognos, Inc. (Canada) (NON)                           25,880,844
       855,800 McAfee, Inc. (NON)                                    24,758,294
     8,927,200 Microsoft Corp. (SEG)                                238,445,512
     2,873,300 Oracle Corp. (NON)                                    39,421,676
     3,079,200 Siebel Systems, Inc. (NON)                            32,331,600
     1,782,500 Symantec Corp. (NON)                                  45,917,200
       438,400 Veritas Software Corp. (NON)                          12,516,320
                                                                 --------------
                                                                    805,437,401

Technology (0.4%)
-------------------------------------------------------------------------------
       460,300 Dun & Bradstreet Corp. (The) (NON)                    27,456,895

Technology Services (2.1%)
-------------------------------------------------------------------------------
       272,700 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                  7,362,900
       823,000 Acxiom Corp.                                          21,644,900
       466,600 Ask Jeeves, Inc. (NON)                                12,481,550
     1,166,110 Automatic Data Processing, Inc.                       51,716,979
     1,388,400 Ingram Micro, Inc. Class A (NON)                      28,878,720
       166,800 Total Systems Services, Inc                            4,053,240
       649,900 VeriSign, Inc. (NON)                                  21,784,648
                                                                 --------------
                                                                    147,922,937

Telecommunications (0.7%)
-------------------------------------------------------------------------------
       594,900 American Tower Corp. Class A (NON)                    10,946,160
     2,103,694 Earthlink, Inc. (NON)                                 24,234,555
       564,800 Western Wireless Corp. Class A (NON)                  16,548,640
                                                                 --------------
                                                                     51,729,355

Textiles (1.7%)
-------------------------------------------------------------------------------
       312,200 Armor Holdings, Inc. (NON)                            14,679,644
       954,900 NIKE, Inc.                                            86,599,881
       621,740 WESCO International, Inc. (NON)                       18,428,374
                                                                 --------------
                                                                    119,707,899

Tobacco (0.2%)
-------------------------------------------------------------------------------
       257,300 Altria Group, Inc.                                    15,721,030
                                                                 --------------
               Total Common stocks
               (cost $6,056,963,993)                             $7,038,738,518

Warrants (--%) (a) (NON) (cost $--)                  Expiration
Number of warrants                                   date                 Value
-------------------------------------------------------------------------------
         7,377 Lucent Technologies, Inc.             12/10/07           $11,361

Short-term investments (1.6%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $50,000,000 JP Morgan Chase & Co. zero %,
               January 3, 2005                                      $49,993,833
    64,000,000 UBS Finance (Delaware), LLC zero %,
               January 3, 2005                                       63,988,267
     2,129,000 Interest in $700,000,000 joint
               tri-party repurchase agreement
               dated December 31, 2004 with Goldman
               Sachs & Co. due January 3, 2005 with
               respect to various U.S. government
               obligations -- maturity value of
               $2,129,406 for an effective yield of
               2.29% (collateralized by Fannie Mae
               securities with yields ranging from
               4.193% to 7.00% and due dates
               ranging from January 1, 2009 to
               November 1, 2034)                                      2,129,000
-------------------------------------------------------------------------------
               Total Short-term investments
               (cost $116,111,100)                                 $116,111,100
-------------------------------------------------------------------------------
               Total Investments
               (cost $6,173,075,093)                             $7,154,860,979
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $7,070,450,834.

(NON) Non-income-producing security.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2004.


Futures contracts outstanding at December 31, 2004 (Unaudited)

                                               Aggregate   Expiration     Unrealized
                                     Value    face value         date   depreciation
-------------------------------------------------------------------------------------
NASDAQ 100 Index (Long)           $651,400      $652,668       Mar-05        $(1,268)
Russell 2000 Index Mini (Long)     261,600       261,693       Mar-05            (93)
S&P 500 Index (Long)             1,820,550     1,822,580       Mar-05         (2,030)
-------------------------------------------------------------------------------------
                                                                             $(3,391)
-------------------------------------------------------------------------------------


Written options outstanding at December 31, 2004 (Unaudited)
(premiums received $69,044)

Contract                                              Expiration date/
amount                                                strike price            Value
-----------------------------------------------------------------------------------
58,412  Abercrombie & Fitch Co. Class A (Call)       Jan 05/$50.22           $6,075
59,705  National Semiconductor Corp. (Call)          Jan 05/$18.45           18,915
36,669  Steel Dynamics, Inc. (Call)                  Jan 05/$39.43           19,082
-----------------------------------------------------------------------------------
                                                                            $44,072
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
December 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$6,173,075,093) (Note 1)                                       $7,154,860,979
-------------------------------------------------------------------------------
Cash                                                                      209
-------------------------------------------------------------------------------
Dividends and other receivables                                     4,479,824
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,837,622
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,763,804
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               88,724
-------------------------------------------------------------------------------
Total assets                                                    7,173,031,162

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,445,809
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         75,012,917
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 9,245,392
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,469,047
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                891,497
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            6,095
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              4,211,997
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$69,044) (Note 1)                                                      44,072
-------------------------------------------------------------------------------
Other accrued expenses                                              2,253,502
-------------------------------------------------------------------------------
Total liabilities                                                 102,580,328
-------------------------------------------------------------------------------
Net assets                                                     $7,070,450,834

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4) $11,042,623,639
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        8,263,846
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (4,962,249,780)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 981,813,129
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $7,070,450,834

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($5,041,791,756 divided by 121,411,750 shares)                         $41.53
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $41.53)*                $43.83
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,162,701,442 divided by 30,990,300 shares)**                        $37.52
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($49,739,393 divided by 1,249,494 shares)**                            $39.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($122,109,297 divided by 3,118,233 shares)                             $39.16
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $39.16)*                $40.58
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($100,737 divided by 2,436 shares)                       $41.36
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($694,008,209 divided by 16,202,337 shares)              $42.83
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended December 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $9,115)                          $48,966,017
-------------------------------------------------------------------------------
Interest (including interest income of $1,077,002 from
investments in affiliated issuers) (Note 5)                         1,375,994
-------------------------------------------------------------------------------
Total investment income                                            50,342,011

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   18,522,492
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                   10,317,841
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               183,736
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             72,439
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       52,611
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,984,894
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               6,657,424
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 246,531
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 455,169
-------------------------------------------------------------------------------
Distribution fees  -- Class R (Note 2)                                    157
-------------------------------------------------------------------------------
Other                                                               2,546,049
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   244,698
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (244,698)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (86,430)
-------------------------------------------------------------------------------
Total expenses                                                     44,952,913
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,874,748)
-------------------------------------------------------------------------------
Net expenses                                                       42,078,165
-------------------------------------------------------------------------------
Net investment income                                               8,263,846
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  560,478,134
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    10,321,253
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)             1,042
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  361,476
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                    4,929
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the period                  (178,245,661)
-------------------------------------------------------------------------------
Net gain on investments                                           392,921,173
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $401,185,019
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 December 31          June 30
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                      $8,263,846     $(59,236,644)
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            571,161,905    1,627,695,547
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                              (178,240,732)      34,872,707
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       401,185,019    1,603,331,610
-------------------------------------------------------------------------------
Redemption fees (Note 1)                              10,796               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,120,605,143)  (3,093,014,749)
-------------------------------------------------------------------------------
Total decrease in net assets                    (719,409,328)  (1,489,683,139)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            7,789,860,162    9,279,543,301
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $8,263,846 and $--,
respectively)                                 $7,070,450,834   $7,789,860,162
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                  Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $38.96          $32.79          $32.28          $47.97          $96.61          $65.61
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .07 (d)(f)     (.19)(d)        (.17)           (.22)           (.37)           (.54)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.50            6.36             .68          (15.47)         (38.81)          38.84
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.57            6.17             .51          (15.69)         (39.18)          38.30
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $41.53          $38.96          $32.79          $32.28          $47.97          $96.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.60*          18.82            1.58          (32.71)         (43.10)          60.49
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,041,792      $5,075,005      $6,262,164      $7,683,016     $12,595,034     $21,138,863
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .58* (d)       1.09 (d)        1.09             .98             .89             .86
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .19* (d)(f)    (.52) (d)       (.57)           (.57)           (.55)           (.64)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     69.90*          60.86           42.43           76.67           67.74           53.13
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                  Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $35.34          $29.96          $29.72          $44.50          $91.07          $62.51
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.08) (d)(f)    (.43) (d)       (.36)           (.48)           (.77)           (.98)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.26            5.81             .60          (14.30)         (36.34)          36.84
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.18            5.38             .24          (14.78)         (37.11)          35.86
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $37.52          $35.34          $29.96          $29.72          $44.50          $91.07
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.17*          17.96            0.81          (33.21)         (43.48)          59.53
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,162,701      $1,674,238      $1,850,775      $2,739,100      $6,137,938     $12,343,996
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .95* (d)       1.84 (d)        1.84            1.73            1.53            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.23)* (d)(f)  (1.27)(d)       (1.33)          (1.32)          (1.19)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     69.90*          60.86           42.43           76.67           67.74           53.13
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------------------------------------------
                               Six months                                                                        For the
                                  ended                                                                          period
                               December 31                                                                    July 26, 1999+
Per-share                      (Unaudited)                                 Year ended June 30                   to June 30
operating performance              2004            2004            2003            2002            2001            2000
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $37.49          $31.79          $31.53          $47.21          $95.94          $65.31
----------------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)            (.07) (d)(f)    (.45) (d)       (.37)           (.50)           (.82)          (1.13)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments         2.39            6.15             .63          (15.18)         (38.45)          39.06
----------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              2.32            5.70             .26          (15.68)         (39.27)          37.93
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                       --              --              --              --           (9.46)          (7.30)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                  --              --              --              --           (9.46)          (7.30)
----------------------------------------------------------------------------------------------------------------------------
Redemption fees                      -- (e)          --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                    $39.81          $37.49          $31.79          $31.53          $47.21          $95.94
----------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)             6.19*          17.93            0.83          (33.21)         (43.53)          60.14*
----------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $49,739         $55,005         $64,015         $79,149        $136,417        $118,720
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)           .95* (d)       1.84 (d)        1.84            1.73            1.64            1.50*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)          (.19)*(d)(f)   (1.27) (d)      (1.32)          (1.32)          (1.29)          (1.30)*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            69.90*          60.86           42.43           76.67           67.74           53.13
----------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                  Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $36.83          $31.15          $30.82          $46.03          $93.63          $64.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.02) (d)(f)    (.36)(d)        (.30)           (.40)           (.69)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.35            6.04             .63          (14.81)         (37.45)          37.81
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.33            5.68             .33          (15.21)         (38.14)          36.88
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $39.16          $36.83          $31.15          $30.82          $46.03          $93.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.33*          18.24            1.07          (33.04)         (43.38)          59.71
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $122,109        $134,157        $171,675        $223,964        $411,251        $770,194
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .83* (d)       1.59 (d)        1.59            1.48            1.39            1.36
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.07)* (d)(f)  (1.02) (d)      (1.07)          (1.07)          (1.05)          (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     69.90*          60.86           42.43           76.67           67.74           53.13
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------
                                                     Six months                         For the
                                                        ended           Year            period
                                                     December 31        ended      January 21, 2003+
Per-share                                            (Unaudited)       June 30        to June 30
operating performance                                    2004            2004            2003
----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $38.85          $32.76          $28.90
----------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                          .02 (d)(f)     (.27) (d)       (.10)
----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                      2.49            6.36            3.96
----------------------------------------------------------------------------------------------------
Total from
investment operations                                    2.51            6.09            3.86
----------------------------------------------------------------------------------------------------
Redemption fees                                            -- (e)          --              --
----------------------------------------------------------------------------------------------------
Net asset value,
end of period                                          $41.36          $38.85          $32.76
----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                   6.46*          18.59           13.36*
----------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $101             $25              $1
----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                 .70* (d)       1.34 (d)         .59*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                 .06* (d)(f)    (.76)(d)        (.36)*
----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                  69.90*          60.86           42.43
----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                        December 31
Per-share                               (Unaudited)                                  Year ended June 30
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $40.14          $33.70          $33.09          $49.05          $98.28          $66.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .11 (d)(f)     (.10)(d)        (.10)           (.13)           (.21)           (.34)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  2.58            6.54             .71          (15.83)         (39.56)          39.43
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       2.69            6.44             .61          (15.96)         (39.77)          39.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (9.46)          (7.30)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $42.83          $40.14          $33.70          $33.09          $49.05          $98.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.70*          19.11            1.85          (32.54)         (42.96)          60.88
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $694,008        $851,430        $930,912      $1,170,852      $1,703,399      $2,684,761
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .45* (d)        .84 (d)         .84             .73             .64             .61
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .29* (d)(f)    (.27) (d)       (.33)           (.32)           (.30)           (.39)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     69.90*          60.86           42.43           76.67           67.74           53.13
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended December 31, 2004 and June 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Reflects a special dividend which amounted to $0.14 per share and 0.38% of average net assets.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
December 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam New Opportunities Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2004, the fund had a capital loss carryover of $5,515,781,251 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------------------------
$3,739,293,333     June 30, 2010
 1,776,487,918     June 30, 2011

The aggregate identified cost on a tax basis is $6,190,699,238, resulting in gross unrealized appreciation and depreciation of $1,051,469,946 and $87,308,205, respectively, or net unrealized appreciation of $964,161,741.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2004, Putnam Management has assumed $244,698 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended December 31, 2004, the fund paid PFTC $9,962,498 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2004, the fund's expenses were reduced by $2,874,748 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,157, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $94,007 and $3,397 from the sale of class A and class M shares, respectively, and received $1,033,903 and $1,884 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2004, Putnam Retail Management, acting as underwriter, received $5,885 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,853,175,995 and $5,912,603,910, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    566,310          $281,528
----------------------------------------------------------------
Options opened                       1,219,544           711,697
Options exercised                     (185,956)         (114,131)
Options expired                     (1,232,391)         (693,820)
Options closed                        (212,721)         (116,230)
----------------------------------------------------------------
Written options
outstanding at
end of period                          154,786           $69,044
----------------------------------------------------------------

Note 4
Capital shares

At December 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         13,925,010      $520,568,913
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    13,925,010       520,568,913

Shares repurchased                 (22,767,142)     (860,878,643)
----------------------------------------------------------------
Net decrease                        (8,842,132)    $(340,309,730)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         14,590,688      $535,348,614
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    14,590,688       535,348,614

Shares repurchased                 (75,306,819)   (2,799,613,692)
----------------------------------------------------------------
Net decrease                       (60,716,131)  $(2,264,265,078)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            761,223       $25,964,372
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       761,223        25,964,372

Shares repurchased                 (17,150,492)     (580,459,706)
----------------------------------------------------------------
Net decrease                       (16,389,269)    $(554,495,334)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,322,964      $111,478,488
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,322,964       111,478,488

Shares repurchased                 (17,708,510)     (600,679,415)
----------------------------------------------------------------
Net decrease                       (14,385,546)    $(489,200,927)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             52,525        $1,910,863
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        52,525         1,910,863

Shares repurchased                    (270,161)       (9,775,752)
----------------------------------------------------------------
Net decrease                          (217,636)      $(7,864,889)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            231,436        $8,172,513
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       231,436         8,172,513

Shares repurchased                    (777,907)      (27,913,184)
----------------------------------------------------------------
Net decrease                          (546,471)     $(19,740,671)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            135,739        $4,828,177
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       135,739         4,828,177

Shares repurchased                    (659,805)      (23,637,139)
----------------------------------------------------------------
Net decrease                          (524,066)     $(18,808,962)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            456,573       $15,939,911
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       456,573        15,939,911

Shares repurchased                  (2,324,721)      (81,851,788)
----------------------------------------------------------------
Net decrease                        (1,868,148)     $(65,911,877)
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,823           $67,192
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         1,823            67,192

Shares repurchased                         (35)           (1,279)
----------------------------------------------------------------
Net increase                             1,788           $65,913
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                633           $24,270
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           633            24,270

Shares repurchased                         (20)             (802)
----------------------------------------------------------------
Net increase                               613           $23,468
----------------------------------------------------------------

                              Six months ended December 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,925,826       $73,996,874
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,925,826        73,996,874

Shares repurchased                  (6,935,638)     (273,189,015)
----------------------------------------------------------------
Net decrease                        (5,009,812)    $(199,192,141)
----------------------------------------------------------------

                                        Year ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,529,967      $320,027,855
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,529,967       320,027,855

Shares repurchased                 (14,943,384)     (573,947,519)
----------------------------------------------------------------
Net decrease                        (6,413,417)    $(253,919,664)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2004, management fees paid were reduced by $86,430 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,077,002 for the period ended December 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                         Votes             Votes
                                           for          withheld
----------------------------------------------------------------
Jameson A. Baxter                  113,453,010         5,295,919
Charles B. Curtis                  113,103,198         5,645,731
Myra R. Drucker                    114,336,142         4,412,787
Charles E. Haldeman, Jr.           114,335,290         4,413,639
John A. Hill                       113,462,522         5,286,407
Ronald J. Jackson                  113,496,027         5,252,902
Paul L. Joskow                     113,454,552         5,294,377
Elizabeth T. Kennan                113,355,675         5,393,254
John H. Mullin, III                113,468,723         5,280,206
Robert E. Patterson                113,423,684         5,325,245
George Putnam, III                 113,400,111         5,348,818
A.J.C. Smith*                      113,360,795         5,388,134
W. Thomas Stephens                 113,433,818         5,315,111
Richard B. Worley                  114,332,735         4,416,194

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
                72,516,047         8,322,183        37,841,141

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
                72,912,864         8,034,507        37,732,000


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
                77,103,763         4,088,773        37,486,835

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                     Votes             Votes
                       for           against       Abstentions
----------------------------------------------------------------
                67,711,783        12,439,915        38,527,673

 * Mr. Smith resigned from the Board of Trustees on January 21, 2005.

   All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended December 31, 2004. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup, Goldman Sachs, Merrill Lynch, JP Morgan, and Credit Suisse First Boston. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended December 31, 2004.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Deutsche Bank, Lazard Freres, Lehman Brothers, Morgan Stanley, Royal Bank of Canada, SG Cowen, Union Bank of Switzerland, and Wachovia.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA013-216569  2/05

Not FDIC Insured    May Lose Value    No Bank Guarantee

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]

----------------------------------------------------------------------------

Putnam New Opportunities Fund
Supplement to Semiannual Report dated 12/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 12/31/04

                                                                        NAV

6 months                                                               6.70%
1 year                                                                10.39
5 years                                                              -47.02
Annual average                                                       -11.93
10 years                                                             124.87
Annual average                                                         8.44
Life of fund (since class A inception, 8/31/90)
Annual average                                                        14.76

Share value:                                                            NAV

6/30/04                                                              $40.14
12/31/04                                                             $42.83

----------------------------------------------------------------------------

Distributions:       No.       Income       Capital gains              Total
                     --          --              --                       --
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/19/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $4.64
Ending value (after expenses)                                      $1,067.00
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 12/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $4.53
Ending value (after expenses)                                      $1,020.72
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   0.89%
Average annualized expense ratio for Lipper peer group+                1.32%
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: February 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: February 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: February 28, 2005